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                                                                   Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBIC ACCOUNTANTS


To SubMicron Systems Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Nos. (33-71900, 33-91986 and 333-4514 and Form S-3 Nos. 33-64500 and 333-4516).



                                        ARTHUR ANDERSEN LLP


Philadelphia, Pa.
 April 14, 1998